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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-191992) of Veracyte, Inc. of our report dated March 20, 2014 relating to the financial statements of Veracyte, Inc., which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 24, 2015

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM